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                                                                      Exhibit 11


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Highlights" in the Prospectus and under the caption "Other Services" in the Statement of Additional Information both included in Post-Effective Amendment No. 37 to the Registration Statement (Form N-1A No. 2-64233) of Dupree Mutual Funds, and to the use of our opinion included therein.



                                                ERNST & YOUNG LLP

Cincinnati, Ohio
October 3, 1997